--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1997


Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.



Sincerely,




/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
---------------------------                       ----------------------------
    Laurence D. Fink                                  Ralph L. Schlosstein
    Chairman                                          President

                                                                   July 31, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Target Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or shortly before December 31, 2000 while providing high monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

-----------------------------------------------------------------------------------------------------
                                     6/30/97      12/31/96        CHANGE          HIGH           LOW
-----------------------------------------------------------------------------------------------------
  STOCK PRICE                        $9.125        $8.875           2.82%        $9.125        $8.750
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)              $9.78         $9.82           (0.41)%       $9.84         $9.66
-----------------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE           6.39%         6.21%          +18 bp         6.85%         6.06%
-----------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their march 25 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20 and July 2 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the six months ended June 30, 1997. Strong investor demand for higher yielding "spread product", which offers a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.91% total return versus the 3.11% return of the LEHMAN BROTHERS AGGREGATE INDEX. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. Corporate yields rose during March and April as interest rates drifted higher and the stock market faltered. However, a benign inflationary outlook and strong corporate earnings led to a reversal of performance in May and June.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
    COMPOSITION                            JUNE 30, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------
Taxable Zero-Coupon Bonds                      52%               55%
--------------------------------------------------------------------------------
Corporate Bonds                                13%               14%
--------------------------------------------------------------------------------
U.S. Government Securities                      9%                3%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                          8%               11%
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities             6%                6%
--------------------------------------------------------------------------------
Asset-Backed Securities                         4%                3%
--------------------------------------------------------------------------------
Municipal Bonds                                 3%                2%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Pass-Throughs         3%                4%
--------------------------------------------------------------------------------
Agency Multiple Class Pass-Throughs             1%                1%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                       1%                1%
--------------------------------------------------------------------------------
CMO Residuals                                   0%                0%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                               RATING % OF CORPORATES
--------------------------------------------------------------------------------
          CREDIT RATING                JUNE 30, 1997          DECEMBER 31, 1996
--------------------------------------------------------------------------------
        AA or equivalent                    11%                      11%
--------------------------------------------------------------------------------
         A or equivalent                    44%                      47%
--------------------------------------------------------------------------------
        BBB or equivalent                   45%                      42%
--------------------------------------------------------------------------------

      In seeking the primary investment objective of returning the initial offer price upon maturity, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2000. To that end, the Trust remained primarily invested in zero coupon bonds, investment grade corporate bonds, U.S. Treasury securities and well-structured mortgage and asset-backed securities (ABS). The Trust opportunistically sold selected corporate bonds whose yield spreads versus comparable maturity Treasury securities had narrowed significantly due to price appreciation. Proceeds from the sale of these securities were invested in Treasury securities maturing on or shortly before the Trust's termination date.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                    /s/ Michael P. Lustig
-----------------------------------     ------------------------------------
    Robert S. Kapito                        Michael P. Lustig
    Vice Chairman and Portfolio Manager     Principal and Portfolio Manager
    BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BTT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      November 17, 1988
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                            $9.125
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                $9.78
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($9.125)1:          6.30%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                      $0.047917
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                   $0.575
--------------------------------------------------------------------------------

1  Yield  on  Closing   Stock  Price  is  calculated  by  dividing  the  current
   annualizing distribution per share and dividing it by the closing stock price per share.
2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS--146.4%
                 MORTGAGE PASS-THROUGHS--12.4%
                 Federal Home Loan Mortgage
                   Corporation,
     $   8,722     5.00%, 11/01/00 - 5/01/01,
                     7 Year ...............................  $   8,374,169
           667     7.50%, 10/01/23 ........................        670,230
         2,013     7.50%, 2/01/07 - 6/01/09,
                     15 year ..............................      2,040,598
        11,406     7.725%, 12/01/00, Multifamily ..........     11,747,983
        10,646     8.00%, 9/01/19 - 12/01/23 ..............     10,996,509
        21,728     9.00%, 5/01/07, 15 year ................     22,551,551
        21,337     9.00%, 9/01/16 .........................     22,790,192
                 Federal National Mortgage
                   Association,
         2,274     8.00%, 10/01/09 - 2/01/25 ..............      2,325,100
         6,765     8.025%, 7/01/00, Multifamily ...........      6,881,291
        13,856     8.50%, 12/01/20 - 9/01/21 ..............     14,375,989
        11,792     9.50%, 5/01/18 - 3/01/19 ...............     12,645,461
                 Government National Mortgage
                   Association,
           614     9.00%, 6/15/09 - 4/15/13 ...............        654,905
                                                               -----------
                                                               116,053,978
                                                               -----------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--7.4%
AAA        523   Countrywide Funding Corp.,
                   Series 1994-10, Class A-1,
                   5/25/09 ................................        521,175
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
         1,007     Series 1240, Class 1240-H,
                     11/15/17 .............................        996,306
         2,690     Series 1425, Class 1425-G,
                     8/15/06 ..............................      2,679,186
         2,791     Series 1564, Class 1564-I,
                     5/15/07, (l) .........................        277,195
         1,043     Series 1566, Class 1566-SB,
                     9/15/00, (ARM) .......................        933,366
           450     Series 1566, Class 1566-SC,
                     9/15/00, (ARM) .......................        406,849
         1,000     Series 1580, Class 1580-S,
                     9/15/00, (ARM) .......................        912,540
        11,617     Series 1702, Class 1702-PM,
                     10/15/16, (I) ........................      1,390,546
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,200     Trust 1992-G39, Class G39-H,
                     5/25/03 ..............................      1,206,000
        21,334     Trust 1993-11, Class 11-M,
                     2/25/08, (l) .........................      3,084,459
        15,518     Trust 1993-G34, Class G34-PV,
                     2/25/17, (l) .........................      1,596,776
         3,060     Trust 1993-M2, Class M2-H,
                     11/25/03 .............................      3,007,067

         4,500     Trust 1993-169, Class 169-SA,
                     9/25/00, (ARM) .......................      4,020,469
         1,500     Trust 1993-227, Class 227-G,
                     12/25/00 .............................      1,420,500
         1,674     Trust 1993-227, Class 227-SB,
                     12/25/00, (ARM) ......................      1,340,733
         2,000     Trust 1994-008, Class 8-C,
                     11/25/23, (P) ........................      1,738,750
AAA      7,250   First Boston Mortgage Securities
                   Corporation, Series 92-4, 7.50%
                     Class A-4, 10/25/22 ..................      7,303,242
AAA      1,576   Goldman Sachs Collateralized
                   Mortgage Obligation,
                     Trust 8, Class A, 3/25/18 ............      1,587,706
AAA      5,751   Prudential-Bache Collateralized
                   Mortgage Obligation Trust,
                   Series 10, Class 10-H,
                     4/01/19, (P) .........................      4,729,827
A2       9,723   Resolution Trust Corporation,
                   Series 1992-C6, Class B,
                     7/25/24 ..............................      9,765,640
AAA      1,120   Ryland Acceptance Corp.,
                   Collateralized Mortgage Bonds,
                     Series 1972, Class D, 12/01/16 .......      1,139,244
AAA     18,398   Salomon Capital Access Corp.,
                   Collateralized Mortgage
                   Obligation, Series 1986-1,
                   Class C, 9/01/15 .......................     18,812,116
                                                               -----------
                                                                68,869,692
                                                               -----------
                 CORPORATE BONDS--17.1%
                 FINANCE & BANKING--10.3%
Aa3      5,686   Associates Corp. of North America,
                   Zero Coupon, 11/01/98 - 6/29/00 ........      4,708,063
Baa2     7,500   Erac USA Finance Co.,
                   7.00%, 6/15/00 .........................      7,553,578
A1      11,550   Goldman Sachs Group LP,
                   Zero Coupon, 12/15/98 - 12/15/00 .......      9,277,515
                 International Lease Finance Corp.,
A1       3,000     6.30%, 11/01/99 ........................      2,986,222
A1       6,000     6.63%, 4/01/99 .........................      6,027,000
Baa3     3,000   Meditrust, 7.25%, 8/16/99 ................      3,031,980
A1       4,530   Meridian Bancorp, Inc.,
                   Zero Coupon, 12/15/98 - 6/15/00 ........      3,751,086
Aa3      5,000   Merrill Lynch & Company, Inc.,
                   6.00%, 1/15/01 .........................      4,895,250
A1       4,456   Morgan Stanley Group, Inc.,
                   Zero Coupon, 8/15/98 - 2/15/01 .........      3,554,873
                 PaineWebber Group, Inc.,
BBB      4,560     Zero Coupon, 9/01/98 - 3/01/00 .........      3,839,977
BBB      7,305     6.31%, 7/22/99 .........................      7,256,223

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 FINANCE & BANKING--(CONT'D)
                 Potomac Capital Investment Corp.,
BBB+  $  2,250     6.73%, 8/09/99 ......................... $     2,258,104
BBB+     5,000     6.90%, 8/09/00 .........................       5,013,571
A3       6,112   Provident Bank, Cincinnati Ohio,
                   Zero Coupon, 12/15/98 - 12/15/00 .......       4,897,747
Baa1    10,300     Salomon Inc., 6.625%, 11/30/00 .........      10,219,660
A2       9,048   Smith Barney Holdings, Inc.,
                   Zero Coupon, 11/15/98 - 6/01/00 ........       7,508,690
A3      11,350   Transamerica Finance Corp.,
                   Zero Coupon, 12/01/98 - 6/01/00 ........       9,428,204
                                                                -----------
                                                                 96,207,743
                                                                -----------
                 CORPORATE BONDS--
                 INDUSTRIALS--6.3%
AA       3,000   BP America, Inc.,
                   9.75%, 3/01/99 .........................       3,154,024
Baa1     5,000   Columbia Gas Systems, Inc.,
                   6.39%, 11/28/00 ........................       4,945,300
A1      14,081   Ford Motor Credit Co.,
                   Zero Coupon, 9/15/98 - 2/23/01 .........      11,177,578
A3      10,000   General Motors Acceptance Corp.,
                   6.125%, 9/18/98 ........................       9,988,037
A2       4,837   Kern River Funding,
                   6.42%, 3/31/01 .........................       4,802,567
BBB      8,120   Nabisco, Inc.,
                   Zero Coupon, 7/15/98 - 1/15/00 .........       6,990,127
                 News America Holdings, Inc.,
Baa3    10,582     Zero Coupon, 9/01/98 - 3/01/00 .........       9,003,776
Baa3       100     9.125%, 10/15/99 .......................         105,424
Ba1      7,000   Tele Communications, Inc.,
                   7.375%, 2/15/00 ........................       7,090,090
A1       2,248   Western Minnesota Municipal
                   Power Agency, Zero Coupon,
                   7/01/98 - 1/01/00 ......................       1,916,250
                                                                -----------
                                                                 59,173,173
                                                                -----------
                 CORPORATE BONDS--
                 SOVEREIGN & PROVINCIAL--0.5%
A3       5,000   Corporacion Andina De Fomento,
                   7.375%, 7/21/00 ........................       5,087,550
                                                                -----------
                 ASSET-BACKED SECURITIES--6.5%
AAA      2,022   BANC ONE AUTO GRANTOR TRUST,
                   Series 1996-A, Class A
                   6.10%, 10/15/02 ........................       2,023,922
AAA      6,481   Chevy Chase Auto Receivables,
                   Series 1996-1, Class A
                   6.60%, 12/15/02 ........................       6,509,748
AAA     25,000   Discover Card Master Trust,
                   Series 1994-2, Class A,
                   6.04%, 10/16/04 ........................      25,203,000
AAA      6,627   Fifth Third Bank Auto Trust, Series
                   1996-B, Class A, 6.45%, 3/15/02 ........       6,643,619

AAA     16,289   Ford Credit  Grantor Trust, Series
                   1995-B,  Class A,
                   5.90%, 10/15/00 ........................      16,253,522
AAA      4,000   Standard Credit Card Master Trust I,
                   Series 1995-3, Class A,
                   7.85%, 2/07/02 .........................       4,128,720
                                                                -----------
                                                                 60,762,531
                                                                -----------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--8.9%
AAA      1,045   DBL, INC., TRUST V, CLASS 1,
                     9/01/18, (P/O) .......................         799,027
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
         7,071     Series 1440, Class 1440-PK,
                     8/15/18, (I/O) .......................         782,459
         7,704     Series 1700, Class 1700-B,
                     7/15/23, (P/O) .......................       7,182,063
         2,442     Series 1790C, Class 1790C-K,
                     5/15/23, (P/O) .......................       1,104,831
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           173     Trust 18, Class 2, 2/01/17, (l/O) ......          53,766
         3,070     Trust 19, Class 1, 6/01/17, (P/O) ......       2,339,310
           435     Trust 225, Class 1, 2/01/23, (P/O)......         322,015
         1,154     Trust 1991-29, Class 29-J,
                     4/25/21, (I/O) .......................         450,410
           168     Trust 1991-79, Class 79-B,
                     7/25/98, (P/O) .......................         158,482
         1,053     Trust 1991-121, Class 121-B,
                     9/25/98, (P/O) .......................         992,572
         3,517     Trust 1992-23, Class 23-D,
                     2/25/21, (P/O) .......................       2,173,292
         3,773     Trust 1992-G56, Class G56-B,
                     7/25/20, (P/O) .......................       3,487,960
         9,167     Trust 1992-140, Class 140-HD,
                     11/25/06, (P/O) ......................       6,769,492
         4,991     Trust 1993-G12, Class 12-E,
                     2/25/23, (P/O) .......................       2,455,265
         5,000     Trust 1993-25, Class 25-CA,
                     1/25/17 (I/O) ........................         529,900
         7,515     Trust G93-28, Class 28-B,
                     7/25/22, (P/O) .......................       7,240,142
         2,362     Trust 1993-88, Class 88-C,
                     6/25/00, (P/O) .......................       1,976,753
        18,205     Trust 1993-128, Class 128-B,
                     7/25/23, (P/O) .......................      16,616,973
        18,550     Trust 1993-152, Class 152-C,
                     6/25/22, (P/O) .......................      17,670,916
         5,151     Trust 1993-225, Class 225-MB,
                     12/25/22, (P/O) ......................       4,450,360
           345     Trust 1994-9, Class 9-G,
                     11/25/23, (P/O) ......................         324,994

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
      $ 39,208     TRUST 1997-7, CLASS 7-SA,
                     8/18/15 (I/O) ........................  $     447,211
       115,467     Trust 1997-7, Class 7-SH,
                     4/18/15 (I/O) ........................      1,214,716
        14,535   Prudential Securities, Collateralized
                   Mortgage Obligation,
                   Series 16, Class 16-P,
                     10/25/21, (I/O) ......................      3,336,138
                                                               -----------
                                                                82,879,047
                                                               -----------
                 CMO RESIDUALS**--0.2%
AAA          5   American Housing Trust V,
                   Senior-Mortgage Pass-Through
                   Certificates, Series A, Class R,
                     4/25/21, (REMIC)# ....................            502
AAA         10   Collateralized Mortgage Securities
                   Corporation, Collateralized
                   Mortgage Obligations,
                     Series 1989-2, Class I, 6/25/19 ......        311,580
AAA          1   M.D.C. Asset Investors Trust VI,
                   Collateralized Mortgage Obligations,
                     11/01/17, (REMIC)# ...................        182,481
AAA         57   PaineWebber CMO Trust, Series N7,
                   Collateralized Mortgage Obligation,
                     1/01/19, (REMIC)# ....................        352,198
AAA      1,309   Ryland Acceptance Corp. Four,
                   Collateralized Mortgage Obligation,
                   Series 1986, Class R, 4/01/19,
                     (REMIC)# .............................        169,850
AAA         42   Shearson Lehman Collateralized
                   Mortgage Obligation Inc.,
                   Mortgage-Backed Sequential Pay
                   Bonds, Series V, Sequence V-9,
                     5/01/19, (REMIC)# ....................      1,062,144
                                                               -----------
                                                                 2,078,755
                                                               -----------
                 U.S GOVERNMENT SECURITIES--12.8%
                 UNITED STATES TREASURY NOTES,
        75,000++   6.25%, 6/30/02 .........................     74,554,500
        45,000     6.375%, 5/15/00 ........................     45,158,203
                                                               -----------
                                                               119,712,703
                                                               -----------
                 TAXABLE ZERO COUPON BONDS--72.7%
         2,185   Agency STRIPS, Series 1, relating to
                   Federal National Mortgage
                   Association 8.95% Debentures,
                   Series SM-2018-A, 8/12/00 ..............      1,785,844
        10,407   Federal Home Loan Mortgage
                   Corporation, Debenture,
                   5/15/00 ................................      8,648,737
         6,250   Federal Judiciary Office Building,
                   8/15/00 ................................      5,097,625
        27,870   Federal National Mortgage Association,
                   2/01/00 - 8/12/00 ......................     23,191,213

       175,635   Financing Corporation (FICO Strips),
                   2/08/00 - 12/27/00 .....................    143,607,882
           333   Government and Agency Term
                   Obligation Receipt, 11/15/00 ...........        264,780

                 GOVERNMENT TRUST CERTIFICATES,
        16,644     Series 1-D, 5/15/00 ....................     13,934,523
        42,627     Series 2-F, 5/15/00 ....................     35,687,751
        13,659     Series J-I, 5/15/00 ....................     11,435,451
           356   Physical Treasury Coupons,
                   8/15/00 ................................        291,947
        40,000   Tennessee Valley Authority,
                   11/01/00 ...............................     32,009,600
         1,862   U.S. Treasury CUBES,
                   11/15/00 ...............................      1,499,767
       491,772+  U.S. Treasury Strips,
                   5/15/00 - 11/15/00 .....................    401,598,589
                                                             -------------
                                                               679,053,709
                                                             -------------
                 MUNICIPAL BONDS--4.1%
                 New York City, Gen. Oblig.,
Baa1    11,252     Zero Coupon, 9/15/98 - 3/15/00 .........      9,340,046
Baa1    10,000     7.10%, 4/15/00 .........................     10,113,700
Baa1     5,000   New York St. Dorm. Auth. Rev.,
                   Taxable Pension Obligation,
                   6.63%, 10/01/00 ........................      4,990,650
Baa1     1,200   New York St. Enviromental Facilities,
                   6.49%, 9/15/00 .........................      1,189,632
Baa1     3,120   New York St. Housing Finance Service
                   Contract, Series B,
                   7.03%, 9/15/01 .........................      3,127,956

AAA      2,537   LONG BEACH CALIFORNIA, PENSION
                   OBLIGATION,
                   Zero Coupon, 9/01/98 - 9/01/00 .........      2,069,667
AAA      7,065   Massachusetts State Housing Finance
                   Authority, Series 1991-A, F.H.A.,
                   6.85%, 4/01/21 .........................      7,136,754
                                                             -------------
                                                                37,968,405
                                                             -------------
                 MONEY MARKET INSTRUMENTS--4.3%
        50,000   AIM Prime Portfolio
                   Money Market Principal Strip,
                   Zero Coupon, 12/01/00 ..................     40,317,850
                                                             -------------
                 Total Long-Term Investments
                   (COST $1,359,477,309) ..................  1,368,165,136
                                                             -------------
                 SHORT-TERM INVESTMENTS--2.3%
                 MORTGAGE PASS-THROUGHS--0.5%
         5,000   Federal Home Loan Bank,
                   9.034%, 10/30/97 .......................      5,033,350
                                                              ------------

                 CORPORATE BONDS--1.7%
                 FINANCE & BANKING--1.4%
Aa3        318   Associates Corp. of North America,
                   Zero Coupon, 11/01/97 - 5/01/98 ........        306,945

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING*  (000)             DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 FINANCE & BANKING--(CONT'D)
A1    $    620   Goldman Sachs Group, L.P.,
                   Zero Coupon, 12/15/97 - 6/15/98 ........    $   596,886
A2       5,000   Household Finance Corp.,
                   6.89%, 5/11/98 .........................      5,039,900
A1         265   Meridian Bancorp, Inc.,
                   Zero Coupon, 12/15/97 - 6/15/98 ........        255,012
A1         219   Morgan Stanley Group, Inc.,
                   Zero Coupon, 8/15/97 - 2/15/98 .........        214,213
Aa3      5,000   Norwest Corp.,
                   7.70%, 11/15/97 ........................      5,031,200
BBB        280   PaineWebber Group, Inc.,
                   Zero Coupon, 9/01/97 - 3/01/98 .........        273,228
A3         325   Provident Bank, Cincinnati Ohio,
                   Zero Coupon, 12/15/97 - 6/15/98 ........        312,326
A2         549   Smith Barney Holdings, Inc.,
                   Zero Coupon, 11/15/97 - 6/01/98 ........        529,739
A3         675   Transamerica Finance Corp.,
                   Zero Coupon, 12/01/97 - 6/01/98 ........        651,210
                                                               -----------
                                                                13,210,659
                                                               -----------
                 INDUSTRIALS--0.3%
A1         708   Ford Motor Credit Co.,
                   Zero Coupon, 9/15/97 - 3/15/98 .........        689,723

BBB        560   NABISCO, INC.,
                   Zero Coupon, 7/15/97 - 1/15/98 .........        551,468
Baa3       763   News America Holdings, Inc.,
                   Zero Coupon, 9/01/97 - 4/15/98 .........        740,901
A1         124   Western Minnesota Municipal Power
                   Agency, Zero Coupon,
                   7/01/97 - 1/01/98 ......................        121,939
                                                               -----------
                                                                 2,104,031
                                                               -----------
                 MUNICIPAL BONDS--0.1%
                 GENERAL OBLIGATION - CITY--0.1%
Baa1       626   New York City, Gen. Oblig.,
                   Zero Coupon, 9/15/97 - 3/15/98 .........        607,195
                                                               -----------

                 GENERAL OBLIGATION - COUNTY
AAA        139   Long Beach California,
                   Pension Obligation,
                   Zero Coupon, 9/01/97 - 3/01/98 .........        135,114
                                                              ------------
                                                                   742,309
                                                              ------------

                 Total Short-Term Investments
                   (cost $21,845,562) .....................     21,090,349
                                                              ------------
                 Total Investments--148.7%
                   (COST $1,381,322,871) ..................  1,389,255,485
                 Liabilities in excess of other
                   assets--(48.7%) ........................   (455,443,586)
                                                              ------------
                   NET ASSETS--100%                           $933,811,899
                                                              ============


----------
  * Using the higher of Standard & Poor's or Moody's rating.
 ** Illiquid securities representing .1% of portfolio assets.
  # Private placements restricted as to resale.
  + $339,777,631principal  amount pledged as collateral  for reverse  repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
  ARM    -- Adjustable Rate Mortgage.
  CMO    -- Collateralized Mortgage Obligation.
  G.O.   -- General Obligation Bond.
  I      -- DENOTES A CMO WITH INTEREST ONLY  CHARACTERISTICS.
  P      -- Denotes a CMO with Principal only characteristics.
  I/O    -- Interest Only.
  P/O    -- Principal Only.
  REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $1,381,322,871) (Note 1) ........................       $ 1,389,255,485
Cash ....................................................                69,074
Interest receivable .....................................             4,780,848
Unrealized appreciation on interest rate swap
  (Notes 1 & 3) .........................................                66,781
Receivable for investments sold .........................                33,540
                                                                ---------------
                                                                  1,394,205,728
                                                                ---------------

LIABILITIES
Reverse repurchase agreements (Note 4) ..................           413,105,863
Payable for investments purchased .......................            45,524,592
Dividends payable .......................................               615,349
Interest payable ........................................               268,455
Advisory fee payable (Note 2) ...........................               343,423
Administration fee payable (Note 2) .....................                69,295
Other accrued expenses ..................................               466,852


                                                                ---------------
                                                                    460,393,829
                                                                ---------------
NET ASSETS ..............................................       $   933,811,899
                                                                ===============
Net assets were comprised of:
  Common stock, at par (Note 5) .........................       $       954,606
  Paid-in capital in excess of par ......................           892,768,946
                                                                ---------------
                                                                    893,723,552
  Undistributed net investment income ...................            35,125,435
  Accumulated net realized losses .......................            (3,036,483)
  Net unrealized appreciation ...........................             7,999,395
                                                                ---------------
  Net assets, June 30, 1997 .............................       $   933,811,899
                                                                ---------------
Net asset value per share:
  ($933,811,899 / 95,460,639 shares of
  common stock issued and outstanding) ..................                 $9.78
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net accretion of discount
    of $24,342,172 and net of interest expense
    of $13,000,678) ..........................................     $ 34,634,215
                                                                   ------------
Operating expenses
  Investment advisory ........................................        2,083,099
  Administration .............................................          421,983
  Reports to shareholders ....................................          196,000
  Transfer agent .............................................          123,000
  Custodian ..................................................           98,000
  Directors ..................................................           36,000
  Legal ......................................................           20,000
  Audit ......................................................           17,000
  Miscellaneous ..............................................          123,425
                                                                   ------------
    Total operating expenses .................................        3,118,507
                                                                   ------------
Net investment income ........................................       31,515,708
                                                                   ============

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................       (4,151,848)
  Futures ....................................................       (5,785,394)
  Short sales ................................................        1,971,917
                                                                   ------------
                                                                     (7,965,325)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       (3,976,094)
  Futures ....................................................         (231,750)
                                                                   ------------
                                                                     (4,207,844)
                                                                   ------------
  Net loss on investments ....................................      (12,173,169)
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................     $ 19,342,539
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
  Interest received ..........................................  $    23,571,882
  Operating expenses paid ....................................       (3,105,488)
  Interest expense paid ......................................      (14,306,720)
  Purchase of short-term portfolio
    investments, net .........................................         (755,607)
  Purchase of long-term portfolio investments ................   (1,121,935,671)
  Proceeds from disposition of long-term
    portfolio investments ....................................    1,103,267,956
  Variation margin on futures ................................       (5,162,932)
                                                                ---------------
  Net cash flows used for operating activities ...............      (18,426,580)
                                                                ---------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..................       44,556,113
  Cash dividends paid ........................................      (26,829,168)
                                                                ---------------
  Net cash flows provided by financing activities ............       17,726,945
                                                                ---------------
Net decrease in cash .........................................         (699,635)
Cash at beginning of period ..................................          768,709
                                                                ---------------
Cash at end of period ........................................  $        69,074
                                                                ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................................  $    19,342,539
                                                                ---------------
Increase in investments ......................................      (94,339,431)
Net realized loss ............................................        7,965,325
Decrease in unrealized appreciation ..........................        4,207,844
Decrease in receivable for investments sold ..................              732
Decrease in interest receivable ..............................          279,161
Increase in appreciation of interest rate swap ...............          (66,781)
Decrease in receivable for variation margin ..................          622,462
Increase in payable for investments purchased ................       45,524,592
Decrease in interest payable .................................       (1,306,042)
Decrease in accrued expenses and other liabilities ...........         (656,981)
                                                                ---------------
  Total adjustments ..........................................      (37,769,119)
                                                                ---------------
Net cash flows used for operating activities .................  $   (18,426,580)
                                                                 ===============

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                  SIX MONTHS
                                     ENDED       YEAR ENDED
                                    JUNE 30,     DECEMBER 31,
                                      1997          1996
                                 ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS

Operations:
  Net investment income .....   $  31,515,708    $  64,533,834

  Net realized gain (loss) on
    investments, futures
    and short sales .........      (7,965,325)       7,081,840

  Net change in unrealized
    appreciation on
    investments,
    futures and short sales .      (4,207,844)     (36,308,653)
                                -------------    -------------

  Net increase in net assets
    resulting from operations      19,342,539       35,307,021

  Dividends from net
    investment income .......     (22,870,330)     (54,888,918)
                                -------------    -------------

  Total decrease ............      (3,527,791)     (19,581,897)

NET ASSETS
Beginning of period .........     937,339,690      956,921,587
                                -------------    -------------
End of period ...............   $ 933,811,899    $ 937,339,690
                                =============    =============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                    SIX
                                                   MONTHS
                                                   ENDED
                                                   JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     1997       1996          1995         1994         1993       1992
                                                    ------     ------        ------       ------       ------      -----
Net asset value, beginning of period ...........    $ 9.82     $10.02       $ 9.01       $10.40       $10.28      $10.53
                                                    ------     ------       ------       ------       ------      ------
 Net investment income (net of interest
   expense of $.14, $.28, $.36, $.21,
   $.10 and $.18,respectively) .................       .33        .68          .72          .63          .81         .74
  Net realized and unrealized gain (loss)
   on investments ..............................      (.13)      (.31)         .99        (1.30)         .04        (.12)
                                                    ------     ------       ------       ------       ------      ------
Net increase (decrease) from investment
   operations ..................................       .20        .37         1.71         (.67)         .85         .62
                                                    ------     ------       ------       ------       ------      ------
Dividends from net investment income ...........      (.24)      (.57)        (.70)        (.72)        (.73)       (.87)
                                                    ------     ------       ------       ------       ------      ------
Net asset value, end of period* ................    $ 9.78     $ 9.82       $10.02       $ 9.01       $10.40      $10.28
                                                    ======     ======       ======       ======       ======      ======
Market value, end of period* ...................    $9.125     $8.875       $ 8.75       $8.125       $10.00      $10.00
                                                    ======     ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN+ .......................     5.58%      7.94%       16.34%      (11.98%)       7.36%       (.20%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ............................    0.68%++     0.73%        0.75%        0.75%        0.73%       0.88%
Net investment income ..........................    6.83%++     6.89%        7.57%        6.62%        7.62%       7.18%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..............  $931,226   $936,823     $918,344     $909,105   $1,011,691    $981,133
Portfolio turnover .............................       80%        95%         118%          84%          41%         30%
Net assets, end of period (in thousands) .......  $933,812   $937,340     $956,922     $859,825   $  992,627    $981,267
Reverse repurchase agreements outstanding,
  end of period (in thousands) .................  $413,106   $368,550     $428,825     $422,578    $ 270,800    $270,636
Asset coverage+++ ..............................  $  3,260   $  3,543     $  3,231     $  3,035    $   4,666    $  4,625

----------
   * NAV and market value published in THE WALL STREET JOURNAL each Monday.
   # The ratios of operating expenses, including interest expense, to average net assets were 3.49%++, 3.57%, 4.53%, 2.89%, 1.63% and 2.61% for the periods indicated above, respectively. The ratios of operating expenses including interest expense and excise tax, if applicable, to average net assets were 3.49%++, 3.64%, 4.54%, 2.89%, 1.63% and 2.62% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreement outstanding.


     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The   BlackRock   Target  Term  Trust  Inc.   (the
POLICIES                      "Trust"),   a   Maryland    corporation,    is   a
                              diversified,   closed-end   management  investment
company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

   OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
"Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the first $500 million of the Trust's average weekly net assets and 0.08% of any excess.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term   investments  and  dollar
                              rolls,  for the six  months  ended  June 30,  1997
aggregated $1,167,460,263, and $1,074,851,592, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust held 2.3% of its portfolio assets in securities restricted as to resale including .1% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $7,932,614 (gross unrealized appreciation-$20,130,131; gross unrealized depreciation $12,197,517).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of approximately $552,000 which will expire in 2003.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   The Trust entered into an interest rate swap agreement which settled on June 30, 1997 with a notional amount of $75 million. Under the Agreement, the Trust will pay interest to the counterparty on the notional amount at a rate of 6.31% and will receive from the counterparty interest on the notional amount at the 3 month LIBORrate less 0.275%. The agreement terminates on June 30, 2002. At June 30, 1997, the unrealized appreciation was $66,781.

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.


   The average daily balance of reverse repurchase agreements outstanding during the six months ended june 30, 1997 was approximately $465,942,273 at a weighted average interest rate of approximately 5.44%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1997 was $460,128,938 as of April 30, 1997, which was 33.0% Of total assets. The amount of reverse repurchase agreements outstanding at June 30, 1997 was $413,105,863, which was 29.6% Of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust had no outstanding dollar rolls during the six months ended June 30, 1997.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 95,460,639 shares
outstanding at June 30, 1997, the Adviser owned 10,639 shares.

NOTE 6. DIVIDENDS             Subsequent   to  June  30,  1997,   the  Board  of
                              Directors  of the Trust  declared a dividend  from
undistributed earnings of $0.047917 per share payable July 31, 1997 to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:
      (1) To elect four Directors to serve as follows:

   DIRECTOR                          CLASS             TERM           EXPIRING
   -------                           -----             -----           -------
   Richard E. Cavanagh ............    I              3 years           2000
   James Grosfeld .................    I              3 years           2000
   James Clayburn LaForce, Jr. ....    I              3 years           2000
   Walter F. Mondale ..............    II             1 year            1998


Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph L. Schlosstein.

       (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

       (3) To approve a new investment advisory agreement with BlackRock Financial Management, Inc. Shareholders elected the four Directors, ratified the selection of Deloitte & Touche LLP, and ratified the new investment advisory agreement. The results of the voting was as follows:


                                                           VOTES FOR       VOTES AGAINST  ABSTENTIONS
                                                           ---------       -------------  -----------
   Richard E. Cavanagh ...............................    47,099,856             0          1,810,529
   James Grosfeld ....................................    47,085,500             0          1,824,885
   James Clayburn LaForce, Jr. .......................    47,037,701             0          1,872,684
   Walter F. Mondale .................................    46,835,343             0          2,075,042
   Ratification of Deloitte &Touche LLP ..............    47,236,509           394,167      1,279,709
   Ratification of new investment advisory agreement .    35,358,776         6,225,412      2,202,535

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2000. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):       Mortgage  instruments with interest rates  that
                                 adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):     Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

DIVIDEND:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders    may    elect    to   have   all
                                 distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):  Mortgage   securities  that  receive  only  the
                                 interest cash flows from an underlying  pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as a STRIP.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:    Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                   Mortgages   for   multi-family,  low-to middle-
                                 income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE REPURCHASE
AGREEMENTS:                      In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                      Arrangements  in  which  a pool  of  assets  is
                                 separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

---------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
---------------------------------------------------------------------------------------


TAXABLE TRUSTS
---------------------------------------------------------------------------------------

                                                                   STOCK      MATURITY
PERPETUAL TRUSTS                                                   SYMBOL        DATE
                                                                   ------       ------
The BlackRock Income Trust Inc. ................................    BKT           N/A
The BlackRock North American Government Income Trust Inc. ......    BNA           N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. .............................    BBT          12/98
The BlackRock 1999 Term Trust Inc. .............................    BNN          12/99
The BlackRock Target Term Trust Inc. ...........................    BTT          12/00
The BlackRock 2001 Term Trust Inc. .............................    BLK          06/01
The BlackRock Strategic Term Trust Inc. ........................    BGT          12/02
The BlackRock Investment Quality Term Trust Inc. ...............    BQT          12/04
The BlackRock Advantage Term Trust Inc. ........................    BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ......    BCT          12/09


TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------

                                                                   STOCK       MATURITY
PERPETUAL TRUSTS                                                   SYMBOL        DATE
                                                                   ------       ------
The BlackRock Investment Quality Municipal Trust Inc. ..........    BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.    RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust .......    RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.    RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .    RNY           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. .................    BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ...........    BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.     BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ........    BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ..    BLN          12/08
The BlackRock Insured Municipal Term Trust Inc. ................    BMT          12/10


      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800)
             227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

THE BLACKROCK
TARGET
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information.

   This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM
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